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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                     ------------------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported):  September 9, 1998
                                                         -----------------


                            CABLETRON SYSTEMS, INC
                      ----------------------------------
              (Exact name of Registrant as Specified in Charter)


     DELAWARE                         0-10228                04-2797263
     --------                         -------                ----------
     (State or Other Jurisdiction     (Commission File       (I.R.S. Employer
     of Incorporation)                Number)                Identification No.)


          35 Industrial Way, Rochester, NH                     03867
          --------------------------------                     -----
          (Address of Principal Executive Offices)             (Zip Code)


                                (603) 332-9400
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              (Registrant's telephone number including area code)


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ITEM 5.  OTHER EVENTS.
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     On September 9, 1998 Cabletron Systems, Inc. appointed Christopher J.
Oliver, Vice President, to manage its portfolio of technology companies in which it has equity investments. Michael A. Skubisz, age 32, previously head of product marketing, was appointed Chief Technology Officer.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CABLETRON SYSTEMS, INC.



Date:  September 9, 1998           By /s/ David J. Kirkpatrick
                                     ________________________________________
                                   Chief Financial Officer and Corporate
                                   Executive Vice President of Finance





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